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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report:            May 7, 1999





                             THE COASTAL CORPORATION
             (Exact name of registrant as specified in its charter)




              Delaware                                  74-1734212
       (State of incorporation                       (I.R.S. Employer
          or organization)                          Identification No.)


            Coastal Tower
          Nine Greenway Plaza
            Houston, Texas                              77046-0995
(Address of principal executive offic                   (Zip Code)



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Item 5. Other Events.

     On April 22, 1999, the Company issued a press release regarding earnings for the quarter ended March 31, 1999. See press release attached as Exhibit 99.1.

Item 7. Financial Statements and Exhibits.

     (c) Exhibits. The following document is filed as an exhibit to this current report.

     99.1 Press release issued April 22, 1999, entitled "Coastal Reports Record First Quarter Earnings -- Up 11 Percent."



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             THE COASTAL CORPORATION
                                                   (Registrant)



Date: May 7, 1999                    By:     /S/ AUSTIN M. O'TOOLE
                                        ----------------------------------

                                                 Austin M. O'Toole
                                        Senior Vice President and Secretary



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                                INDEX TO EXHIBITS

                             THE COASTAL CORPORATION
                                    FORM 8-K


  Exhibit
    No.                                  Description
----------      ---------------------------------------------------------------

   99.1         Press Release issued April 22, 1999.